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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Mobility Electronics, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           MOBILITY ELECTRONICS, INC.
                     17800 NORTH PERIMETER DRIVE, SUITE 200
                           SCOTTSDALE, ARIZONA 85255
                                 (480) 596-0061

                                 APRIL 16, 2003

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Mobility Electronics, Inc., a Delaware corporation, to be held at 10:00 a.m., local time, on Wednesday, May 21, 2003 at the Scottsdale Marriott at McDowell Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260. The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the meeting, which includes the election of one director to serve until 2006, and such other matters that shall properly come before the meeting or any adjournments thereof. We have enclosed a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

     Our directors and officers will be present to help host the meeting and to respond to any questions that our stockholders may have. I hope that you will be able to attend.

     Our Board of Directors believes that a favorable vote on the matters to be considered at the meeting is in the best interest of Mobility and our stockholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the attached material carefully and to return the enclosed proxy card promptly. Whether or not you plan to attend the meeting, please complete, sign, date and return your proxy card in the enclosed envelope. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

     Please note that if you own shares of our common stock and our Series C, E or F preferred stock you will be receiving separate mailings. Please return the proxy card that is sent with each mailing.

     On behalf of your Board of Directors, thank you for your support.

                                            Sincerely,

                                            /s/ CHARLES R. MOLLO

                                            CHARLES R. MOLLO
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                           MOBILITY ELECTRONICS, INC.
                     17800 NORTH PERIMETER DRIVE, SUITE 200
                           SCOTTSDALE, ARIZONA 85255
                                 (480) 596-0061

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mobility Electronics, Inc. will be held at 10:00 a.m., local time, on Wednesday, May 21, 2003 at the Scottsdale Marriott at McDowell Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260, for the following purposes:

          To elect one member of the Board of Directors, for a three-year term, to serve until the annual meeting of stockholders in 2006; and

          To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board has fixed the close of business on April 8, 2003 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting or any adjournments thereof. For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open for examination by any stockholder during ordinary business hours at our offices located at 17800 North Perimeter Drive, Suite 200, Scottsdale, Arizona 85255. Information concerning the matters to be acted upon at the meeting is more fully described in the accompanying proxy statement.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS PROVIDED. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

     Additionally, please note that if you own shares of our common stock and our Series C, E or F preferred stock you will be receiving separate mailings. Please return the proxy card that is sent with each mailing.

                                            By Order of the Board of Directors,

                                            /s/ CHARLES R. MOLLO

                                            CHARLES R. MOLLO
                                            Chairman of the Board, President and
                                            Chief Executive Officer

Scottsdale, Arizona
April 16, 2003

                           MOBILITY ELECTRONICS, INC.
                     17800 NORTH PERIMETER DRIVE, SUITE 200
                           SCOTTSDALE, ARIZONA 85255
                                 (480) 596-0061

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 2003

     This proxy statement and the accompanying proxy are being first mailed on or about April 16, 2003 to the holders of the common stock and Series C, E, and F preferred stock of Mobility Electronics, Inc., a Delaware corporation, by the Board of Directors to solicit proxies for use at the annual meeting of stockholders to be held at 10:00 a.m., local time, on May 21, 2003 at the Scottsdale Marriott at McDowell Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260, or at such other time and place to which the meeting may be adjourned.

     At the meeting, our stockholders will consider and vote upon the following matters:

          1. The election of one member of the Board, which currently consists of six directors, to serve until the annual meeting of stockholders in 2006; and

          2. Such other business as may properly come before the meeting or any adjournments thereof.

                            REVOCABILITY OF PROXIES

     A proxy may be revoked before it is exercised by delivering written notice of such revocation to Computershare Investor Services, 350 Indiana Street, Suite 800, Golden CO 80401, Attention: Proxy Department, which revocation must be received before May 19, 2003. If notice of revocation is not received by such date, a stockholder may nevertheless revoke a proxy by attending the meeting and voting in person; however, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                       RECORD DATE AND VOTING SECURITIES

     The Board has set the record date for determining the stockholders entitled to vote at the meeting as of the close of business on April 8, 2003. Mobility's common stock, par value $0.01 per share, and Series C, E and F preferred stock, par value $.01 per share, constitute the only classes of securities entitled to notice of, or to vote at, the meeting. As of the record date, we had issued and outstanding 20,400,673 shares of common stock, 550,213 shares of Series C preferred stock, which convert into 586,360 shares of common stock as of the record date, 865,051 shares of Series E preferred stock, which convert into 865,051 shares of common stock as of the record date, and 729,407 shares of Series F preferred stock, which convert into 729,407 shares of common stock as of the record date. A holder of common stock on the record date shall be entitled to cast one vote for each share of common stock registered in his or her name. As of the record date, holders of Series C preferred stock are entitled to 1.06570 votes for each share of preferred stock held, holders of Series E preferred stock are entitled to .85 votes for each share of preferred stock held, and holders of Series F preferred stock are entitled to one vote for each share of preferred stock held. The holders of common stock, and Series C, E and F preferred stock will vote together as a class for the purposes of Proposal No. 1.

                               QUORUM AND VOTING

     Our bylaws require the presence at the meeting, in person or represented by proxy, of the holders of a majority of the shares issued and outstanding and entitled to vote to constitute a quorum to transact business. Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominee for director named under Proposal No. 1 and, at the discretion of the proxy holders, on all such other business as may properly come before the meeting or any adjournments thereof. In the event you specify a different choice by means of the enclosed proxy, your shares will be voted in accordance with those instructions.

     A "broker non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote because the broker or nominee lacks the authority to vote on a particular proposal and has not received any voting instructions from the beneficial owner. Broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum; however, for purposes of determining the outcome of any matter in which brokers or nominees have no discretionary power to vote, broker non-votes will be treated as not present and not entitled to vote with respect to that matter.

     In order to be elected as a director, a nominee must receive the affirmative vote of a plurality of the votes of the shares of common stock and Series C, E and F preferred stock (taken together as a group) present in person or represented by proxy and entitled to vote on the election of directors. Votes may be cast in favor of or withheld with respect to a director nominee. Votes that are withheld will be counted toward a quorum but will be excluded entirely from the tabulation for such proposal and, therefore, will not affect the outcome of the vote on this proposal. Brokers have discretionary authority to vote for nominees.

     Under the Delaware General Corporation Law, stockholders do not have any rights of appraisal or similar rights of dissenters with respect to the proposal set forth in this proxy statement.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of our common stock and Series C, E and F preferred stock as of March 31, 2003 by:

     - each person or entity known by us to beneficially own 5% or more of the outstanding shares of common stock including shares of Series C, E and F preferred stock, which is convertible into common stock;

     - each of our directors and the Named Executive Officers; and

     - all of our executive officers and directors as a group.

     Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them.

                                                                  NUMBER OF SHARES
                                                              BENEFICIALLY OWNED(1)(2)
                                                              -------------------------
BENEFICIAL OWNER                                                NUMBER         PERCENT
----------------                                              -----------     ---------
Directors and Named Executive Officers:
  Charles R. Mollo(3).......................................   2,609,449        11.3%
  Larry M. Carr(4)..........................................     284,613         1.3%
  Robert P. Dilworth(5).....................................      44,500           *
  Jeffrey R. Harris(3)......................................   2,609,449        11.3%
  William O. Hunt(6)........................................     176,601           *
  Jerre L. Stead(7).........................................     255,970         1.1%
  Timothy S. Jeffries(8)....................................      89,437           *
  Joan W Brubacher(9).......................................     116,014           *
  Jeffrey S. Doss(10).......................................     398,692         1.8%
Executive officers and directors as a group (nine
  persons)..................................................   3,975,276        16.8%
5% or more Stockholders:
  Janice L. Breeze-Mollo(3).................................   2,609,449        11.3%
  Peter Salas(11)...........................................   1,388,214         6.1%

---------------

  *  Represents beneficial ownership of less than 1%

 (1) "Beneficially" owned shares, as defined by the SEC, are those shares as to which a person has voting or dispositive power, or both. "Beneficial" ownership does not necessarily mean that the named person is entitled to receive the dividends on, or the proceeds from the sale of, the shares.

 (2) For purposes of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2003 by that stockholder are deemed outstanding. Percentage ownership is based on 20,375,738 shares of common stock, 550,213 shares of Series C preferred stock, which converts to 586,360 shares of common stock using a conversion factor of 1-to-1.06570, 865,051 shares of Series E preferred stock which converts to 865,051 shares of common stock using a conversion factor of 1-to-1, and 729,407 shares of Series F preferred stock, which coverts to 729,407 shares of common stock using a conversion factor of 1-to-1, outstanding as of March 31, 2003.

 (3) Charles R. Mollo, Jeffrey R. Harris, Janice Breeze-Mollo, CRM-008 Trust, JLM-008 Trust, New Horizons Enterprises, Inc., New Vistas Investment Corporation, La Luz Enterprises, L.L.C., La Luz Enterprises -- II, L.L.C., Breeze Family, LLC, Mollo Family, LLC, John R. Harris and Timothy D. Harris Irrevocable Trust, Harris Family LLC, JLM Revocable Trust and CRM Revocable Trust file as a group on Schedule 13D to report their beneficial ownership. Each member of the group may be deemed to beneficially own the shares actually owned by the other members of the group. The following sets forth the number of shares over which each member has actual sole voting and dispositive power and the shares over which each has shared voting and dispositive power.

          Mr. Mollo beneficially owns 323,071 shares over which he has actual sole voting and dispositive power which include 136,860 shares that may be purchased by Mr. Mollo upon the exercise of options granted under the Mobility 1996 Stock Option Plan; 8,000 shares owned by the CRM Revocable Trust of which Mr. Mollo is the trustee; 21,800 shares held by Guarantee & Trust Company as trustee for the benefit of Mr. Mollo's IRA; 4,900 shares held by Guarantee & Trust Company as trustee for the benefit of New Vistas Investment Corporation Pension Plan for the benefit of Mr. Mollo; 9,600 shares held by Guarantee & Trust Company as trustee for the benefit of New Vistas Investment Corporation PSP for the benefit of Mr. Mollo; 9,041 shares held at Delaware Trust for the benefit of Mr. Mollo; 116,047 shares owned by Mollo Family LLC of which the CRM Revocable Trust owns 10% and Mr. Mollo is the manager; and 16,823 shares that may be purchased upon the exercise of warrants owned by Mollo Family LLC.

          Mr. Harris beneficially owns 271,573 shares over which he has actual sole voting and dispositive power, which shares include 36,403 shares owned directly by Mr. Harris; 49,500 shares that may be purchased by Mr. Harris upon the exercise of options granted under the Amended and Restated 1996 Long Term Incentive Plan (the "1996 Plan"); 27,647 shares that may be purchased upon the exercise of warrants owned directly by Mr. Harris; 17,761 shares that may be received upon the conversion of 16,666 shares of Series C preferred stock owned directly by Mr. Harris; 58,823 shares that may be received upon conversion of 58,823 shares of Series F preferred stock owned directly by Mr. Harris; 6,742 shares held in Delaware Trust for the benefit of Mr. Harris; 4,442 shares that may be received upon the conversion of 4,168 shares of Series C preferred stock held in Delaware Trust for the benefit of Mr. Harris; 60,578 shares owned by Harris Family LLC of which Mr. Harris owns 10% and is the manager; and 9,677 shares that may be purchased upon the exercise of warrants owned by Harris Family LLC.

          Ms. Breeze-Mollo beneficially owns 59,687 shares over which she has actual sole voting and dispositive power, which shares include 14,696 shares owned by the JLM Revocable Trust of which Ms. Breeze-Mollo is the trustee; 6,468 shares held at Alex Brown for the benefit of Ms. Breeze-Mollo; 30,966 shares held by the Breeze Family LLC of which Ms. Breeze-Mollo is the sole manager; and 7,557 shares that may be purchased upon the exercise of warrants owned by the Breeze Family LLC.

          Mr. Mollo and Ms. Breeze-Mollo share voting and dispositive power over 185,441 shares, which shares include 12,500 shares that they hold as joint tenants with right of survivorship; 117,647 shares that may be received upon the conversion of 117,647 shares of Series F preferred stock that they hold as joint tenants with right of survivorship; and 55,294 shares that may be purchased upon the exercise of warrants that they hold as joint tenants with right of survivorship.

          The CRM-008 Trust has voting and dispositive power over 86,470 shares, which shares include 58,823 shares that may be received upon the conversion of 58,823 shares of Series F preferred stock it owns and 27,647 shares that may be purchased upon the exercise of warrants that it owns. The CRM-008 Trust shares such power with Ms. Breeze-Mollo, who is a co-trustee of the trust, and Mr. Mollo, who is a co-trustee and beneficiary of the trust.

          La Luz Enterprises, L.L.C. has voting and dispositive power over 266,500 shares, which shares include 231,864 shares that it owns and 34,636 shares that may be received upon the conversion of 32,501 shares of Series C preferred stock that it owns. La Luz Enterprises, L.L.C. shares such power with the CRM-008 Trust, which is the sole owner of La Luz Enterprises, L.L.C.; Mr. Mollo, who is the sole manager of La Luz Enterprises, L.L.C. and a co-trustee and beneficiary of the CRM-008 Trust; and Ms. Breeze-Mollo, who is a co-trustee of the CRM-008 Trust.

          La Luz Enterprises-II, L.L.C. has voting and dispositive power over 28,109 shares, which shares include 22,780 shares that it owns and 5,329 shares that may be received upon the conversion of 5,000 shares of Series C preferred stock that it owns. La Luz Enterprises-II, L.L.C. shares such power with the JLM-008 Trust, which is the sole owner of La Luz Enterprises-II, L.L.C.; Ms. Breeze-Mollo, who is the sole manager of La Luz Enterprises-II, L.L.C. and a co-trustee and beneficiary of the JLM-008 Trust; and Mr. Mollo, who is a co-trustee of the JLM-008 Trust.

          New Horizons Enterprises, Inc. has voting and dispositive power over 411,768 shares, which shares include 238,827 shares that it owns; 117,647 shares that may be received upon the conversion of 117,647 shares of Series F preferred stock that it owns; and 55,294 shares that may be purchased upon the exercise of warrants that it owns. New Horizons Enterprises, Inc. shares such power with the CRM-008 Trust, which owns 49% of the company; the JLM-008 Trust, which owns approximately 24.99% of the company; Mr. Mollo and Ms. Breeze-Mollo, who are co-trustees of both the JLM-008 Trust and the CRM-008 Trust; and Mr. Harris, who owns 26% of New Horizons Enterprises, Inc. and is the director and President of the company.

          New Vistas Investment Corporation has voting and dispositive power over 941,830 shares, which shares include 379,062 shares that it owns; 151,642 shares that may be received upon the conversion of 142,293 shares of Series C preferred stock that it owns; 264,705 shares that may be received upon the conversion of 264,705 shares of Series F preferred stock that it owns; and 146,421 shares may be purchased upon the exercise of warrants that it owns. New Vistas Investment Corporation shares such power with the CRM-008 Trust, which owns approximately 43% of the company; the JLM-008 Trust, which owns approximately 18% of the company; Mr. Mollo who is a co-trustee of both the JLM-008 Trust and the CRM-008 Trust; Mr. Harris, who owns approximately 20% of New Vistas Investment Corporation and is a director and President of the company; and Ms. Breeze-Mollo, who is a director and Vice President of New Vistas Investment Corporation and a co-trustee of both the JLM-008 Trust and the CRM-008 Trust.

          The John R. Harris and Timothy D. Harris Irrevocable Trust has voting and dispositive power over 35,000 shares that it owns. The John R. Harris and Timothy D. Harris Irrevocable Trust shares such power with Mr. Mollo, a co-trustee of the trust.

 (4) Includes 140,149 shares held by OHA Financial, Inc., of which Mr. Carr is a director and majority stockholder; 16,700 shares held with Ms. Sharon Carr as tenants in common; 29,411 shares that may be received upon conversion of 29,411 shares of Series F preferred stock owned directly by Mr. Carr; 13,823 shares that may be purchased upon the exercise of warrants owned directly by Mr. Carr; and 45,000 shares that may be purchased by Mr. Carr upon exercise of options granted under the 1996 Plan. The address for Mr. Carr is 2619 Hemingway Drive, Arlington, Texas 76006.

 (5) Consists of 44,500 shares that may be purchased by Mr. Dilworth upon the exercise of options granted under the 1996 Plan.

 (6) Includes 100,001 shares owned by B&G Partners Limited of which Mr. Hunt has a 100% interest; 4,100 shares owned by BCG Partnership Limited of which Mr. Hunt has a 51% interest; and 72,500 shares that may be purchased upon the exercise of options granted under the 1996 Plan.

 (7) Includes 58,823 shares that may be received upon conversion of 58,823 shares of Series F preferred stock owned directly by Oxley LLLP of which Mr. Stead owns less than a 1% limited partnership interest; 27,647 shares that may be purchased upon the exercise of warrants owned by Oxley LLLP and 92,500 shares that may be purchased by Mr. Stead upon the exercise of options granted under the 1996 Plan. The address for Mr. Stead is 10040 E. Happy Valley Road, 674 Desert Highlands, Scottsdale, Arizona 85255.

 (8) Includes 11,764 shares that may be received upon the conversion of 11,764 shares of Series F preferred stock owned directly by Mr. Jeffries; 5,529 shares that may be purchased upon the exercise of warrants owned directly by Mr. Jeffries; and 22,144 shares that may be purchased upon the exercise of options granted to Mr. Jeffries under the 1996 Plan.

 (9) Includes 11,764 shares that may be received upon the conversion of 11,764 shares of Series F preferred stock owned directly by Ms. Brubacher; 5,529 shares that may be purchased upon the exercise of warrants owned directly by Ms. Brubacher; and 48,721 shares that may be purchased upon the exercise of options granted to Ms. Brubacher under the 1996 Plan.

(10) Includes 5,000 shares owned by Nolton-Doss International, Inc; 53,285 shares that may be received upon conversion of 50,000 shares of Series C preferred stock owned directly by Mr. Doss; 10,514 shares that may be purchased upon the exercise of warrants owned directly by Mr. Doss; 96,540 shares that may be purchased upon the exercise of options granted to Mr. Doss under the 1996 Plan; and 29,370 shares that may be purchased upon the exercise of founders' options granted to Mr. Doss.

(11) Includes 306,900 shares of common stock, 865,051 shares of common stock that may be received upon conversion of 865,051 shares of Series E preferred stock and 216,263 shares of common stock that may be received upon the exercise of warrants. Mr. Peter Salas is the general partner of Dolphin Offshore Partners, L.P. and his address is c/o Dolphin Asset Management Corp., 129 East 17th Street, New York, New York 10003.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTOR

BOARD OF DIRECTORS

     Our Board has seven authorized directors and currently consists of six members. Each director holds office until the director's term expires, the director resigns, is removed or dies, or until the director's successor is duly elected and qualified. Our bylaws provide for a classified Board. In accordance with the terms of our bylaws, our Board is divided into three classes whose terms expire at different times. The three classes are comprised of the following directors:

          Class I consists of Messrs. Stead and Carr, who will serve until the annual meeting of stockholders to be held in 2004;

          Class II consists of Messrs. Dilworth, Harris and Hunt, who will serve until the annual meeting of stockholders to be held in 2005; and

          Class III consists of Mr. Mollo, who will serve until the meeting described in this proxy statement and is a nominee under this Proposal No. 1.

     At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

     Although the Class III directors have historically been comprised of two directors, Mr. Jeffrey Doss resigned as a director and executive vice president effective January 31, 2003. Because of the short time period in which the Board would have been required to find a qualified nominee in order to meet the deadlines established for the meeting, the Board determined to forego electing a nominee to replace Mr. Doss. Proxies cannot be voted for a greater number of persons than the one nominee named in this proxy statement.

     The Board meets on a regularly scheduled basis to review significant developments affecting Mobility and to act on matters requiring approval of the Board. It also holds special meetings when an important matter requires action by the Board between scheduled meetings. The Board met eight times and acted by written consent sixteen times during the year ended December 31, 2002. During 2002, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director.

NOMINEE FOR CLASS III DIRECTORS

     One director, Mr. Mollo, is in Class III, whose term of office expires in 2003. The Board has nominated Mr. Mollo for re-election as a director at the meeting to serve for a three-year term expiring at our annual meeting of stockholders to be held in 2006 or until his successor is elected and shall have qualified. The biography of Mr. Mollo is set forth below:

     Charles R. Mollo is one of our founders and has been Chief Executive Officer and Chairman of the Board of Directors since the Company's formation in May 1995, and President since July 1999, having previously served as President between March 1997 and June 1998. From September 1992 to May 1995, Mr. Mollo was the director of the Wireless Telephone Products Division of Andrew Corporation, a communications equipment services and systems company. From September 1986 to July 1992, Mr. Mollo was the Vice President of Corporate Development of Alliance Telecommunications Corporation, a wireless telecommunications company. Between 1980 and 1986, Mr. Mollo was a Vice President of Meadows Resources, Inc., where he managed a venture capital and investment portfolio of approximately $150 million. In the past, he has served on the boards of a number of companies, including Alliance Telecommunications Corporation. Mr. Mollo holds a bachelor's degree in Electrical Engineering from Manhattan College, a master's degree in

Electrical Engineering from Newark College of Engineering, and an MBA from the University of New Mexico.

VOTE REQUIRED

     THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE IN FAVOR OF THE NOMINEE IS REQUIRED FOR APPROVAL OF THIS PROPOSAL. THE BOARD RECOMMENDS A VOTE FOR THE NOMINEE FOR DIRECTOR.

                                   DIRECTORS

     The names and ages of our directors are as follows:

NAME                                    AGE                  POSITION
----                                    ---                  --------
Charles R. Mollo......................  51    President, Chief Executive Officer and
                                                Chairman of the Board
Larry M. Carr(2)......................  59    Director
Robert P. Dilworth(1)(2)..............  61    Director
Jeffrey R. Harris(2)..................  54    Director
William O. Hunt(1)....................  69    Director
Jerre L. Stead(1).....................  60    Director

---------------

(1) Member of Compensation Committee

(2) Member of Audit Committee

     Charles R. Mollo is one of our founders and has been Chief Executive Officer and Chairman of the Board of Directors since the Company's formation in May 1995, and President since July 1999, having previously served as President between March 1997 and June 1998. From September 1992 to May 1995, Mr. Mollo was the director of the Wireless Telephone Products Division of Andrew Corporation, a communications equipment services and systems company. From September 1986 to July 1992, Mr. Mollo was the Vice President of Corporate Development of Alliance Telecommunications Corporation, a wireless telecommunications company. Between 1980 and 1986, Mr. Mollo was a Vice President of Meadows Resources, Inc., where he managed a venture capital and investment portfolio of approximately $150 million. In the past, he has served on the boards of a number of companies, including Alliance Telecommunications Corporation. Mr. Mollo holds a bachelor's degree in Electrical Engineering from Manhattan College, a master's degree in Electrical Engineering from Newark College of Engineering, and an MBA from the University of New Mexico.

     Larry M. Carr joined the board in September 2000, and is a member of the Audit Committee. Mr. Carr has served as Chairman of the Board of Northwest National Bank since 1995, and has been a director since 1992. Mr. Carr has served as Chairman of the Board of Video Conferencing Systems, Inc. since 1998, and has been a director since 1993. Mr. Carr is also a director of OHA Financial, Inc.

     Robert P. Dilworth joined the board in May 1999, and is a member of the Audit Committee and Chairman of the Compensation Committee. Formerly the Chief Executive Officer and Chairman of the Board at Metricom, Inc., a leading provider of wireless data and network solutions, Mr. Dilworth's past experience also includes President of Zenith Data Systems, Senior Vice President of Computer & Consumer Products Group at VLSI Technologies, Inc., and President and Chief Executive Officer of Morrow Designs. Mr. Dilworth currently serves as a director on the boards of eOn Communications Corporation, GraphOn Corporation, Sky Pipeline, Get2Chip, Inc. and Amphus.

     Jeffrey R. Harris joined the board in September 1995, and is Chairman of the Audit Committee. Mr. Harris retired from Public Service Company of New Mexico in 2002, where he worked since 1972, most recently as Director, International Business Development. Mr. Harris is President of New Vistas Investment Corporation, a real estate development and management company, and New Horizons Enterprises, Inc., a real estate investment and management company, and was a founder of the Bright Beginnings Child Development Centers, a childcare chain in New Mexico.

     William O. Hunt joined the board in December 1999, and is a member of the Compensation Committee. From 1992 to 1998, Mr. Hunt served as Chief Executive Officer of Intellicall, Inc. and Chairman of the Board until March 2001. Mr. Hunt has served as a director of Intellicall, Inc. since 1992. From 1990 to 1996, Mr. Hunt served as Chairman or Vice Chairman of the Board and director of Hogan Systems, Inc. Prior to that time, Mr. Hunt served as Chairman of the Board, Chief Executive Officer and President of Alliance Telecommunications Corporation. He is also Chairman of the Board of Internet America, Inc. and a director of Andrew Corporation.

     Jerre L. Stead joined the board in November 2000 and is a member of the Compensation Committee. From 1996 through 2000, Mr. Stead served as Chairman of the Board and Chief Executive Officer of Ingram Micro, Inc. During 1995, Mr. Stead served as Chairman of the Board and Chief Executive Officer of LEGENT Corporation. He is also a director of Brightpoint, Inc., Armstrong World Industries, Inc., Thomas & Betts, Conexant Systems, Inc., Chinatron, and the TBG Group.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     We have standing audit and compensation committees as described below. The Board as a whole performs the duties of a nominating committee.

     Compensation Committee. The Compensation Committee of the Board consists of Messrs. Dilworth, Hunt and Stead. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for our executive officers, directors, employees and consultants and administers our 1996 Plan and our Discretionary Bonus Plan. The Compensation Committee met four times and acted nineteen times by unanimous written consent during the year ended December 31, 2002.

     Audit Committee. The Audit Committee of the Board consists of Messrs. Carr, Dilworth and Harris. The Board has determined that each member is an independent director within the meaning of the listing standards of Nasdaq and is able to read and understand fundamental financial statements. The Board has also determined that at least one member of the Audit Committee has past employment experience in finance or accounting. The Audit Committee aids management in the establishment and supervision of our financial controls, evaluates the scope of the annual audit, reviews audit results, makes recommendations to our Board regarding the selection of independent auditors, consults with management and our independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. The Audit Committee has adopted a written charter for the Audit Committee and on an annual basis has reviewed and reassessed the adequacy of the formal written charter. A copy of the charter was filed with the SEC as an Appendix to our Proxy Statement on April 25, 2001. The Audit Committee met five times during the year ended December 31, 2002.

                             AUDIT COMMITTEE REPORT

     The functions of the Audit Committee are focused on: (1) the adequacy of our internal controls and financial reporting process and the reliability of our consolidated financial statements; (2) the independence of our external auditors; and (3) our compliance with legal and regulatory requirements.

     Management is primarily responsible for our consolidated financial statements and the overall reporting process, including maintenance of the system of internal controls. The independent auditors audit the annual consolidated financial statements prepared by management, and express an opinion as to whether those consolidated financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformance with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

     The Audit Committee has reviewed and discussed our audited consolidated financial statements with management. The Audit Committee has also discussed the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380) with KPMG LLP ("KPMG"), our independent auditors. The Audit Committee has received the written report, the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has reviewed, evaluated and discussed with KPMG its independence from Mobility. We also have discussed with management and KPMG such other matters and received such assurances from them as we deem appropriate.

     Based upon the review and discussion of the above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

        By the Audit Committee:
        Larry M. Carr
        Robert P. Dilworth
        Jeffrey R. Harris

                     EXECUTIVES AND EXECUTIVE COMPENSATION

     At December 31, 2002, the names and ages of our executive officers were as follows:

NAME                                    AGE                  POSITION
----                                    ---                  --------
Charles R. Mollo......................  51    President, Chief Executive Officer and
                                              Chairman of the Board
Joan W. Brubacher.....................  49    Executive Vice President and Chief
                                              Financial Officer
Timothy S. Jeffries...................  40    Executive Vice President of Worldwide
                                              Sales & Services
Jeffrey S. Doss(1)....................  41    Executive Vice President and Director

---------------
(1) Resigned effective January 31, 2003.

     Charles R. Mollo is one of our founders and has been Chief Executive Officer and Chairman of the Board of Directors since the Company's formation in May 1995, and President since July 1999, having previously served as President between March 1997 and June 1998. From September 1992 to May 1995, Mr. Mollo was the director of the Wireless Telephone Products Division of Andrew Corporation, a communications equipment services and systems company. From September 1986 to July 1992, Mr. Mollo was the Vice President of Corporate Development of Alliance Telecommunications Corporation, a wireless telecommunications company. Between 1980 and 1986, Mr. Mollo was a Vice President of Meadows Resources, Inc., where he managed a venture capital and investment portfolio of approximately $150 million. In the past, he has served on the boards of a number of companies, including Alliance Telecommunications Corporation. Mr. Mollo holds a bachelor's degree in Electrical Engineering from Manhattan College, a master's degree in

Electrical Engineering from Newark College of Engineering, and an MBA from the University of New Mexico.

     Joan W. Brubacher began working for Mobility in 1998 as its Senior Financial Analyst, was appointed Controller in 1999 and made a Vice President of the Company in 2000. She was appointed to the position of Vice President and Chief Financial Officer in 2001 and Executive Vice President and Chief Financial Officer in 2002. Prior to joining Mobility, Ms. Brubacher served as Chief Financial Officer for Phase Laser Systems, Inc., an electronics development/manufacturing firm. Previously, she served as Chief Financial Officer and subsequently as Chief Operating Officer for Laserex, Inc., a laser pointer manufacturing company. Ms. Brubacher began her career with the international public accounting firm Ernst & Whinney (now Ernst & Young) and holds a bachelor's degree in Business Administration with concentration in Accounting from Kansas State University.

     Timothy S. Jeffries joined Mobility in 2002, and since that time has served as Vice President of Worldwide Sales, Executive Vice President of Worldwide Sales & Services, and as of February 1, 2003, Executive Vice President, Global Sales, Marketing & Services. Prior to joining Mobility, Mr. Jeffries served as Vice President, Client Solutions for Viacore, Inc. from 2000 to 2001. Previously, he served as Vice President, Vendor Sales, and later Vice President, Product Management, for Ingram Micro, Inc. from 1997 to 1999. Mr. Jeffries has also held several sales and marketing leadership roles in the high technology industry with companies such as Intelligent Electronics, Inc. and Novell. Mr. Jeffries is a graduate of Santa Clara University and holds a bachelor's degree in Political Science.

     Jeffrey S. Doss served as President from our formation until March 1997, when he was appointed Executive Vice President, until his resignation effective January 31, 2003. Mr. Doss served as a director beginning in May 1995. Between 1994 and 1999 Mr. Doss was the owner of Doss Enterprises, a company providing consulting services to the consumer electronics industry. From 1994 to 1995 Mr. Doss served as a consultant for cellular accessories for Andrew Corporation, a communications equipment company. Between 1991 and 1994 Mr. Doss held various positions, including Vice President of Operations and President and Chief Executive Officer of Unitech Industries, Inc. a manufacturer of cellular telephone accessories. Mr. Doss resigned from his positions as Executive Vice President and Director effective January 31, 2003. See "Employment Agreements" below for additional details.

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

GENERAL COMPENSATION PROCEDURES AND POLICIES

     Our executive compensation plans have been designed to attract, retain and reward high caliber executives who will formulate and execute our business plans in a manner that will provide our stockholders with a higher than average return on our common stock while ensuring that our compensation levels are fair and appropriate to both our executives and stockholders. With these goals in mind, our compensation plans and policies have been designed to have total compensation linked significantly with our operating performance. Although the Compensation Committee recognizes that the improvement of operating performance and higher stock prices do not necessarily move in tandem over the short term, the Compensation Committee believes that the two criteria will correlate over the long term.

     The Compensation Committee does not expect to pay above-average base salaries to its executive officers, but does expect to use performance-oriented and equity-based compensation to reward positive performance and results.

     The Compensation Committee also supports the position that stock ownership by our executive officers, encouraged by equity-based compensation plans, aligns the interests of the executive officers with those of our stockholders. By using equity-based compensation over a period of time, our executive officers should become larger holders of common stock. This is intended to strengthen their identification with our stockholders and make increasing stockholder value an even more important focus for our management group. In addition, the

Compensation Committee believes that the use of equity-based compensation combined with a focus on our operating performance will create a balance of these two long-term objectives.

     Our compensation policy applicable to the chief executive officer as well as the other executive officers reflects the following general goals and objectives:

     - to encourage growth and create increased stockholder value by the efficient use of corporate assets;

     - to recognize the contribution made by exceptional management;

     - to provide the framework, as a component of the total compensation program, to attract, retain and motivate highly qualified management personnel; and

     - to develop performance criteria measuring revenue growth, profit and loss performance and other qualitative factors.

CHIEF EXECUTIVE OFFICER AND EXECUTIVE OFFICER COMPENSATION

     For the last completed fiscal year, Mr. Mollo's compensation, as well as that of the other executive officers, was based upon the following factors and criteria:

     - achievement of our sales plan;

     - achievement of our operating income plan;

     - achievement of our operating cash flow (EBITDA) plan;

     - achievement of our year-end cash balance target; and

     - discretionary measures based on managerial effectiveness, including (a) leadership exhibited through relationships with customers, vendors, employees and stockholders; (b) planning and execution of operations, including strategic and financial plans; (c) service to customers; (d) new product and market development; (e) productivity factors; (f) special problem handling and solving; and (g) overall organization and administrative management effectiveness.

     We have entered into an employment agreement with Mr. Mollo as described under "Employment Agreements" below. As of December 31, 2002, Mr. Mollo's base salary was $239,175. Mr. Mollo also has a targeted annual cash bonus, for each fiscal year that the agreement is in effect, of up to 70% of his then current base salary. In the first quarter of 2002, Mr. Mollo achieved approximately 36% of his targeted bonus, which resulted in a bonus of $16,598, primarily because we did not achieve the sales and EBITDA plans as set by the Board of Directors. In the second quarter of 2002, Mr. Mollo achieved approximately 82% of his targeted bonus, which resulted in a bonus of $38,329, primarily due to our achievement of our quarter-end cash balance target. Mr. Mollo did not receive any bonus for the third and fourth quarters of 2002 as we did not meet the sales and EBITDA plans in those quarters as set by the Board of Directors. In addition, effective September 28, 2002, Mr. Mollo voluntarily reduced his base salary by 10% of his then current salary. Under the terms of his employment agreement, in 1999 we granted Mr. Mollo the option to purchase 100,000 shares of our common stock at $4.00 per share under our 1996 Plan. This option expires on December 1, 2004 or one year following the termination of Mr. Mollo's employment agreement.

        By the Compensation Committee:
        Robert P. Dilworth
        William O. Hunt
        Jerre L. Stead

DIRECTOR COMPENSATION

     Each director who is also our employee does not receive additional compensation for serving as a director. Each non-employee director, upon initial election to the board, receives a non-qualified option to purchase 50,000 shares of common stock, which vests quarterly over a three-year period commencing on the date of grant. In addition, each non-employee director receives a non-qualified option to purchase 50,000 shares of common stock immediately following each time the non-employee director is re-elected, which option vests quarterly over a three-year period commencing on the date of grant. At each annual meeting of our directors, each non-employee director who is elected to serve on either the Audit Committee or the Compensation Committee receives an option to purchase 2,500 shares of common stock, which option vests quarterly over a one-year period commencing on the date of grant. Each non-employee director serving as chairman of a committee receives an option to purchase 1,000 shares, which option vests quarterly over a one-year period commencing on the date of grant. The exercise price for options granted to non-employee directors is the fair market value of the common stock on the date of the grant and vesting occurs only upon continuous service as a non-employee director. Directors may also be reimbursed for certain expenses in connection with attendance at Board and committee meetings. Beginning January 1, 2003, each non-employee director will also receive a retainer of $1,000 per month, as well as a fee of $1,000 for each board meeting attended in person and $500 for each telephonic board meeting attended.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Neither Messrs. Dilworth, Hunt nor Stead, who are members of our Compensation Committee, has at any time been one of our officers or employees nor had any relationship that required disclosure under Item 404 of Regulation S-K. None of our executive officers serves as a member of the board or compensation committee of any entity which has one or more executive officers serving as a member of our Board or Compensation Committee. For a description of the transactions between us and any member of the Compensation Committee and entities affiliated with any Compensation Committee member, see "Certain Relationships and Related Transactions" below.

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation awarded to, earned by or accrued for services rendered to us in all capacities during the years ended December 31, 2002, 2001, and 2000 by our chief executive officer and the other most highly compensated executive officers whose salary and bonus exceeded $100,000 in fiscal 2002 (collectively, the "Named Executive Officers") for services rendered in all capacities to us during the year ended December 31, 2002.

                                                                                            LONG-TERM
                                                                                       COMPENSATION AWARDS
                                                    ANNUAL COMPENSATION(1)            ----------------------
                                           ----------------------------------------               SECURITIES
                                                         BONUS       OTHER ANNUAL       STOCK     UNDERLYING
NAME AND PRINCIPAL POSITION         YEAR   SALARY($)   PAYOUTS($)   COMPENSATION($)   AWARDS($)   OPTIONS(#)
---------------------------         ----   ---------   ----------   ---------------   ---------   ----------
Charles R. Mollo..................  2002   $261,060     $ 54,927             --       $ 48,928      38,526
  President, Chief                  2001   $237,029           --             --             --          --
  Executive Officer and             2000   $219,423     $119,191             --             --          --
  Chairman of the Board
Jeffrey S. Doss(2)................  2002   $192,600     $ 32,769                      $ 48,928      38,526
  Executive Vice President          2001   $189,623           --             --             --          --
  and Director                      2000   $194,500     $ 69,874             --             --          --
Timothy S. Jeffries...............  2002   $168,275     $ 20,003        $11,250       $101,200      90,000
  Executive Vice President, Global
  Sales & Marketing
Joan W. Brubacher (3).............  2002   $169,050     $ 30,268                      $ 87,208      75,951
  Executive Vice President, Chief   2001   $120,625           --                      $ 47,250      15,000(4)
  Financial Officer

---------------

(1) In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include medical, group life insurance or other benefits which are available generally to all of our salaried employees and certain perquisites and other personal benefits received which do not exceed the lesser of $50,000 or 10% of any officer's salary and bonus disclosed in this table.

(2) Mr. Doss resigned from his positions as Executive Vice President and Director effective January 31, 2003. See "Employment Agreements" below for additional details.

(3) Ms. Brubacher was appointed Chief Financial Officer in August 2001.

(4) Ms. Brubacher was awarded 10,000 options in 2000. Ms. Brubacher was awarded an additional 10,000 options in January 2001. In July 2001, the options issued to Ms. Brubacher in 2000 were cancelled. Those new options are reflected as part of the 15,000 options in this table. As part of such cancellation, we agreed to grant to Ms. Brubacher new stock options in March 2002 to acquire 80% of our common stock underlying the cancelled options. See "Board Report on Options Cancellations and Issuances" for more information.

OPTION GRANTS IN LAST FISCAL YEAR

     Stock options were granted to the Named Executive Officers as set forth below during the year ended December 31, 2002.

                                               INDIVIDUAL GRANTS
                         --------------------------------------------------------------
                                      % OF TOTAL
                         NUMBER OF     OPTIONS
                         SECURITIES   GRANTED TO
                         UNDERLYING   EMPLOYEES    EXERCISE OR    MARKET
                          OPTIONS     IN FISCAL    BASE PRICE      PRICE     EXPIRATION       GRANT DATE
NAME                     GRANTED(#)    YEAR(%)      ($/SHARE)    ($/SHARE)      DATE      PRESENT VALUE $(1)
----                     ----------   ----------   -----------   ---------   ----------   ------------------
Charles R. Mollo.......     6,666       0.36%         $1.27        $1.27       3/22/06         $ 4,966(3)
                           31,860       1.75%         $1.27        $1.27       3/22/07         $23,736(4)
Jeffrey S. Doss(5).....     6,666       0.36%         $1.27        $1.27       3/22/06         $ 4,966(3)
                           18,206       1.00%         $1.27        $1.27       3/22/07         $13,563(4)
Timothy S. Jeffries....    65,000       3.57%         $1.28        $1.28       2/20/08         $48,282(2)
                           25,000       1.37%         $0.84        $0.84      11/19/08         $12,317(2)
Joan W. Brubacher......    15,351       0.84%         $1.27        $1.27       3/22/06         $11,436(4)
                           20,000       1.10%         $1.27        $1.27       3/22/06         $14,900(2)
                           15,600       0.85%         $1.27        $1.27       3/22/07         $11,622(3)
                           25,000       1.37%         $1.27        $1.27      11/19/08         $12,317(2)

---------------

(1) Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed rates of stock price appreciation are provided in accordance with the rules of the SEC and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of the common stock.

(2) Based on the Black-Scholes option pricing model, assuming that one-seventh of the options will be exercisable six months following the grant date, and successive six month periods thereafter, no dividend yield, expected volatility of 100% and a risk-free interest rate of 3%.

(3) Based on the Black-Scholes option pricing model, assuming that one-half of the options will be exercisable upon receipt of the grant and one-fourth of the options exercisable each of the next two anniversaries thereof, no dividend yield, expected volatility of 100% and a risk-free interest rate of 3%.

(4) Based on the Black-Scholes option pricing model, assuming that all options will be exercisable upon receipt of the grant, no dividend yield, expected volatility of 100% and a risk-free interest rate of 3%.

(5) Mr. Doss resigned from his positions as Executive Vice President and Director effective January 31, 2003. See "Employment Agreements" below for additional details.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides summary information regarding the stock options exercised during 2002 and the stock options held as of December 31, 2002 by the Named Executive Officers.

                                                          NUMBER OF SHARES
                                                       UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS AT              IN-THE-MONEY OPTIONS AT
                              SHARES                      DECEMBER 31, 2002             DECEMBER 31, 2002
                            ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                         EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------   -----------   -------------   -----------   -------------
Charles R. Mollo..........       --           --       123,291        15,235            --             --
Jeffrey S. Doss(1)........       --           --       125,910         9,900            --             --
Timothy S. Jeffries.......       --           --         9,289        80,711            --             --
Joan W. Brubacher(2)......       --           --        36,009        54,942            --             --

---------------

(1) Mr. Doss resigned from his positions as Executive Vice President and Director effective January 31, 2003. See "Employment Agreements" below for additional details.

(2) Ms. Brubacher was awarded 10,000 options in 2000. Ms. Brubacher was awarded an additional 10,000 options in January 2001. In July 2001, the options issued to Ms. Brubacher in 2000 were cancelled. Additionally, Ms. Brubacher was awarded 19,500 options, which were subsequently cancelled in September 2001. As part of such cancellation, we agreed to grant to Ms. Brubacher new stock options in March 2002 to acquire 80% of our common stock underlying the cancelled options. See "Board Report on Cancellations and Issuances" for more information.

AMENDED AND RESTATED 1996 LONG TERM INCENTIVE PLAN

     The purpose of the Amended and Restated 1996 Long Term Incentive Plan, which we refer to as the 1996 Plan, is to attract and retain individuals who, by virtue of their ability and qualifications, make important contributions to Mobility. By providing key employees and advisors with the opportunity to acquire an equity interest in Mobility over time, and because benefits are only received through improved stock performance, we believe that stock options serve to align the interests of key employees and advisors closely with stockholders. See "Equity Compensation Plan Information" below for further information regarding the 1996 Plan.

DISCRETIONARY BONUS PLAN

     In order to succeed, we believe that we must be able to attract and retain qualified personnel by developing base compensation and bonus packages that are in line with comparable companies. The Compensation Committee is responsible for administering and interpreting our Discretionary Bonus Plan, determining eligibility thereunder, approving performance goals and plans, and recommending bonus awards subject to final approval by our directors. The participants in the Discretionary Bonus Plan, including our executive officers and other selected personnel, are eligible for annual awards under the Discretionary Bonus Plan, as a percentage of base compensation, of up to 70% for the Chief Executive Officer, and ranging from 20% to 50% for other executive officers and selected personnel. The bonus percentage amounts may be modified quarterly or from time to time by our Directors based upon the financial plan for the upcoming quarter, and the recommendation of the Compensation Committee.

     The determination of awards under the Discretionary Bonus Plan takes into account input from our senior management who consider, among other things, one or more of the following goals:

     - Encouraging our growth and creating increased stockholder value through the efficient use of assets;

     - Recognizing the contribution of exceptional management, and awarding discretionary bonuses for extraordinary performance; and

     - Providing incentives and rewards, as a component of the total compensation program, to attract, retain and motivate highly qualified management personnel.

     To achieve these goals, we integrate base compensation with bonuses based upon a variety of factors that include our operating performance as a company, as well as each participant's individual initiative and performance. In determining whether to award bonuses under the Discretionary Bonus Plan, the Compensation Committee will specifically consider, among other things, (i) the achievement of a quarterly sales plan, (ii) the achievement of a quarterly operating cash flow (EBITDA) plan, (iii) the achievement of a quarterly cash balance target, and (iv) a variety of other factors including, but not limited to, an assessment of each participant's leadership ability, planning and execution of operations, service to customers, product and market development, and overall productivity. The Compensation Committee applies, on a quarterly basis, a formula assigning weights to the above-outlined performance criteria, in order to highlight our primary objectives for that quarter.

     In order to be eligible for a bonus award in any given calendar quarter, participants must be employed with us as of the last day of such calendar quarter (with certain limited exceptions). Our directors may elect to award bonuses in cash or in our stock. If payment is made in stock, the stock price will be established by our directors at the time the bonus is approved.

BOARD REPORT ON OPTIONS CANCELLATIONS AND ISSUANCES

     In July 2001 the Compensation Committee cancelled options to purchase 10,000 options granted to Ms. Brubacher. The exercise price of those options was $12.00. Additionally, effective September 2001, the Compensation Committee granted to employees, including Mr. Mollo, Mr. Doss and Ms. Brubacher, the option of retaining their current option position under the 1996 Plan, or canceling such options, in which event such option holder would be granted options in March 2002 to acquire 80% of the shares of common stock underlying the cancelled options at the fair market value as of the date of such grant. The exercise prices of the options which are the subject of such cancellation, which have generally been equal to or greater than the fair market value at the date of grant, have ranged from $12.00 to $1.28. The Compensation Committee and the Board of Directors recognized that certain events beyond the reasonable control of the employees of the Company had significantly reduced the incentive these options were intended to create. It was the expectation of the Compensation Committee and the Board of Directors that by reducing the exercise price of these options, the intended incentive would be restored in part. Although the above actions do not constitute option "repricing" under the accounting rules and regulations, they do constitute repricings under Regulation S-K of the Securities Act of 1933, as amended.

     The following table provides information concerning the cancellation and issuance of certain stock options granted to our Named Executive Officers under the 1996 Plan as required by Regulation S-K:

TEN YEAR OPTION REPRICING

                                              SECURITIES     SECURITIES       MARKET
                                              UNDERLYING     UNDERLYING      PRICE OF       EXERCISE
                                               OPTIONS        OPTIONS        STOCK AT       PRICE AT       NEW
                                                BEFORE         AFTER         TIME OF        TIME OF      EXERCISE
NAME AND POSITION                DATE        REPRICING(#)   REPRICING(#)   REPRICING($)   REPRICING($)   PRICE($)
-----------------           --------------   ------------   ------------   ------------   ------------   --------
Charles R. Mollo..........  Sept. 21, 2001       8,333          6,666         $0.96          $11.50       $1.27
  President, Chairman
  and Chief Executive
  Officer
Jeffrey S. Doss(1)........  Sept. 21, 2001       8,333          6,666         $0.96          $11.50       $1.27
  Executive Vice
  President and
  Director
Joan W. Brubacher.........  Sept. 21, 2001         500            400         $0.96          $ 4.00       $1.27
  Executive Vice President  Sept. 21, 2001       5,000          4,000         $0.96          $ 4.00       $1.27
  and Chief Financial       Sept. 21, 2001       7,500          6,000         $0.96          $ 4.00       $1.27
  Officer                   Sept. 21, 2001       1,500          1,200         $0.96          $ 8.00       $1.27
                            Sept. 21, 2001       2,500          2,000         $0.96          $ 8.00       $1.27
                            Sept. 21, 2001       2,500          2,000         $0.96          $11.50       $1.27
                             July 18, 2001      10,000         10,000         $2.25          $12.00       $3.15
                                                10,000         10,000         $2.25          $12.00       $3.15


                             LENGTH OF ORIGINAL
                            OPTION TERM REMAINING
NAME AND POSITION           AT DATE OF REPRICING
-----------------           ---------------------
Charles R. Mollo..........  19 months and 10 days
  President, Chairman
  and Chief Executive
  Officer
Jeffrey S. Doss(1)........  19 months and 10 days
  Executive Vice
  President and
  Director
Joan W. Brubacher.........  48 months and 29 days
  Executive Vice President  48 months and 27 days
  and Chief Financial       37 months and 10 days
  Officer                   42 months and 22 days
                            43 months and 22 days
                            35 months and 29 days
                            47 months and 13 days
                            47 months and 13 days

---------------

(1) Mr. Doss resigned from his positions as Executive Vice President and Director effective January 31, 2003. See "Employment Agreements" below for additional details.

        By the Compensation Committee:
        Robert P. Dilworth
        William O. Hunt
        Jerre L. Stead

EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

     We have employment agreements with Ms. Brubacher and Mr. Mollo. The initial term of this agreement with Mr. Mollo expired on December 1, 2002, but was automatically renewed for an additional one year period according to the terms of the agreement. The agreement with Ms. Brubacher expires on August 14, 2003. Each of these employment agreements is automatically renewed on a year-to-year basis at the end of its then-current term, unless either party to the agreement gives the other party notice of termination at least 90 days prior to the end of the then current term. The employment agreements provide for increases in salary as determined by the Board of Directors.

     As of December 31, 2002, Mr. Mollo's base salary was $239,175. Mr. Mollo has a targeted annual cash bonus, for each fiscal year that the agreement is in effect, of up to 70% of his then current base salary. In 1999, under the terms of his employment agreement, we granted Mr. Mollo the option to purchase 100,000 shares of our common stock at $4.00 per share under our 1996 Plan. This option expires on December 1, 2004 or one year following the termination of Mr. Mollo's employment agreement. In September 2001, we cancelled options previously granted to Mr. Mollo to purchase 8,333 shares at an exercise price of $11.50 per share. As consideration therefore, we granted Mr. Mollo options in March 2002 to purchase 6,666 shares at an exercise price of $1.27 per share. These options expire on March 22, 2006. See "Board Report on Options Cancellations and Issuances."

     If we terminate our employment agreement with Mr. Mollo for any reason other than just cause, as defined in the agreement, within two years of experiencing a change in control, as defined in the agreement, we will pay a lump-sum payment equal to his then current salary for one year plus his cash bonus for one year at 100% achievement. Mr. Mollo will also receive this lump sum payment if he terminates his employment agreement with us for constructive termination, as defined in the agreement, within two years of the time that we experience a change in control, as defined in the agreement.

     As of December 31, 2002, Ms. Brubacher's base salary was $169,500. Ms. Brubacher has a targeted annual calendar year cash bonus of 50% of her then current salary. Under the terms of her employment agreement in March 2002 we granted Ms. Brubacher the option to purchase 20,000 shares of our common stock at $1.27 per share under our 1996 Plan. This option vests and becomes exercisable over a period of three years from the date of grant and expires on March 22, 2007, unless it expires earlier due to Ms. Brubacher terminating her employment with us. In January 2000, we issued options to Ms. Brubacher to purchase 10,000 shares at an exercise price of $12.00 per share. In January 2001, we granted to Ms. Brubacher options to purchase an additional 10,000 shares at an exercise price of $3.15 per share. These options expire on January 17, 2006. In July 2001, we cancelled the options granted to Ms. Brubacher in January 2000. In September 2001, we cancelled options previously granted to Ms. Brubacher to purchase 19,600 shares at exercise prices ranging from of $11.50 per share to $4.00 per share. In March 2002, we granted various options to Ms. Brubacher to purchase 15,600 shares at an exercise price of $1.27 per share. These options expire on March 22, 2006. See "Board Report on Options Cancellations and Issuances."

     If we terminate our employment agreement with Ms. Brubacher for any reason other than just cause, as defined in the agreement, within two years of experiencing a change in control, as defined in the agreement, we will pay a lump-sum payment equal to her then current salary for one year plus her cash bonus for one year at 100% achievement. Ms. Brubacher will also receive this lump sum payment if she terminates her employment agreement with us for constructive termination, as defined in the agreement, within two years of the time that we experience a change in control, as defined in the agreement.

     In March 2003, we entered into a change-in-control agreement with Mr. Jeffries. If we terminate Mr. Jeffries' employment for any reason other than just cause, as defined in the agreement, within two years of experiencing a change in control, as defined in the agreement, we will pay a lump-sum payment equal to his then current salary for one year plus his cash bonus for one year at 100% achievement. Mr. Jeffries will also receive this lump sum payment if he terminates his employment with us for constructive termination, as defined in the agreement, within two years of the time that we experience a change in control, as defined in the agreement.

     We had an employment agreement with Mr. Doss until his resignation effective January 31, 2003. On January 31, 2003 Mobility extended the exercise periods of four options granted to Mr. Doss until January 31, 2006 and converted the options to non-qualified options. The options extended are as follows: 1) an option granted in August 1996 for a total of 29,370 shares of common stock of Mobility at an exercise price of $3.52 per share, 2) an option granted in December 1999 for a total of 75,000 shares of common stock of Mobility at an exercise price of $4.00 per share, 3) an option granted in March 2002 for a total of 3,334 shares of common stock of Mobility at an exercise price of $1.27 per share, and 4) an option granted in March 2002 for a total of 18,206 shares of common stock of Mobility at an exercise price of $1.27 per share.

     Additionally, effective February 1, 2003 we entered into an independent contractor agreement with Hotwire Development, LLC, an Arizona limited liability company controlled by Mr. Doss ("Hotwire") for the initial term of which is one year. For the term of the agreement with Hotwire, Hotwire will undertake certain engineering, development, marketing and product development projects for Mobility as requested from time to time during such term through the use of certain qualified employees, including Mr. Doss. In this capacity, Hotwire is solely an independent contractor. Mr. Doss is not an officer, director or employee of Mobility.

EQUITY COMPENSATION PLAN INFORMATION.

     The following table sets forth information related to our equity compensation plans:

                                                                                        NUMBER OF SECURITIES
                                                                                       REMAINING AVAILABLE FOR
                                     NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                     BE ISSUED UPON EXERCISE    EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                     OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
                                       WARRANTS AND RIGHTS     WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))
PLAN CATEGORY                                  (A)                     (B)                       (C)
-------------                        -----------------------   --------------------   -------------------------
Equity compensation plans approved
  by Shareholders:
Amended and Restated 1996 Long Term
  Incentive Plan, as further
  amended May 22, 2002.............         2,400,227                 $2.39                     599,733
2001 Employee Stock Purchase
  Plan.............................                --                    --                   1,867,396(1)
Equity compensation plans not
  approved by Shareholders.........           179,370(2)              $1.96(2)                       --(3)
Total:.............................         2,607,478                                         2,495,050

---------------

(1) 2,000,000 shares have been allocated to the 2001 Employee Stock Purchase Plan (the "Plan"). Eligible employees may purchase a limited number of shares of the Company's common stock at 85% of the market value, on a quarterly basis. The quantity of shares purchased by employees varies with participation in the Plan and fluctuations in market price. As of December 31, 2002, 104,723 shares of common stock were purchased by employees and issued. As of March 31, 2002, an additional 27,881 shares of common stock were issued.

(2) Includes 150,000 non-qualified options granted at $1.65 per share to the employees of Cutting Edge at the time of the acquisition in August 2002, which vest on August 20, 2005 and expire August 20, 2006; and 29,370 non-qualified founders' options granted at $3.52 per share to Jeffrey Doss in 1996, which are fully vested and expire January 31, 2006.

(3) As there are no specific plans not approved by shareholders for the issuance of shares, no shares are reserved for issuance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective as of May 7, 2002, the Company issued 50,000 shares of common stock to each of Joan W. Brubacher and Timothy S. Jeffries at a purchase price of $1.40 per share. Each of the purchasers executed and delivered to the Company a three-year promissory note, in the original principal amount of $70,000, and bearing interest at the rate of 6% per annum. Each promissory note is secured by the shares of common stock so issued.

     During 1999 and 2001, Mr. Doss, a director and executive vice president until his resignation effective January 31, 2003, issued two personal promissory notes payable to Mobility, which evidenced personal borrowings from Mobility to finance purchases of Mobility stock. The first note was in the original principal amount of $300,000, accrued interest at a rate of 6% per annum, and was due and payable on November 30, 2002 (the "First Note"). The second note was in the original principal amount of $199,311, accrued interest at a rate of 6.33%, and was due and payable on March 2, 2004 (this note, together with the First Note, the "Promissory Notes"). The collateral for the Promissory Notes was the Mobility stock purchased by Mr. Doss. On December 31, 2002, the Company delivered to Mr. Doss a demand notice to immediately pay the outstanding principal balance of, and accrued but unpaid interest on, the First Note. Mr. Doss was unable to pay the First Note as demanded. Because he could not pay and
Section 402 of the Sarbanes-Oxley Act of 2002 prohibits the extension of credit to directors and executive officers after July 30, 2002, Mr. Doss resigned from his positions as Executive Vice President and Director effective January 31, 2003.

     On February 1, 2003 Mobility and Mr. Doss entered into an Amended and Restated Promissory Note, which consolidated all principal and accrued but unpaid interest on the Promissory Notes into a principal balance of $580,612.22, extended the payment terms and lowered the interest rate, and also consolidated and amended and restated the related pledge and security agreements. The Amended and Restated Promissory Note is due and payable on December 31, 2005 and accrues interest at a rate of 2% per annum on $499,311, with the remaining $81,301.22 not accruing interest. The collateral under the Amended and Restated Pledge and Security Agreement is 50,000 shares of Mobility Series C preferred stock, plus 118,966 shares of Mobility common stock.

     We have granted options to certain of our directors and executive officers.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required to furnish us with copies of all Section 16(a) forms they file. We believe our officers, directors and persons who own 10% or more of our common stock have complied with all applicable filing requirements.

                      WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information we file at the Securities and Exchange Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet Website maintained by the Securities and Exchange Commission at http://www.sec.gov.

                             STOCKHOLDER PROPOSALS

     If a stockholder wishes to submit a stockholder proposal pursuant to Rule 14a-5(e)(1) of the 1934 Exchange Act Rules, as amended, for inclusion in the Company's Proxy Statement for the 2004 Annual Meeting of shareholders ("2004 Annual Meeting"), the Company must receive such proposal and supporting statements, if any, at its principal executive office no later than January 21, 2004.

     If a stockholder wishes to submit a stockholder proposal outside of Rule 14a-5(e)(1) to be brought before the 2004 Annual Meeting, the Company must receive such proposal at its principal executive office no later than April 6, 2004, pursuant to Rule 14a-5(e)(2).

     Such proposals should be sent to the attention of Joan W. Brubacher, Mobility Electronics, Inc., 17800 N. Perimeter Drive, Suite 200, Scottsdale, Arizona 85255.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Our independent accounting firm during the year ended December 31, 2002 was KPMG LLP, independent certified public accountants. KPMG has audited our financial statements since 1995. It is contemplated that we will retain KPMG as our principal accounting firm during 2003. A representative of KPMG is expected to be present at the meeting for the purpose of responding to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

FEES AND INDEPENDENCE

     Audit Fees. The aggregate fees billed for professional services rendered by KPMG for the audit of our consolidated financial statements for the year ended December 31, 2002, and its reviews of our consolidated financial statements included on our Form 10-Q during 2002 were $289,800. This compared to $115,000 billed for professional services rendered by KPMG for the audit of our consolidated financial statements for the year ended December 31, 2001, and its review of our consolidated financial statements included on Form 10-Q during 2001.

     Financial Information Systems Design and Implementation Fees. During the years ended December 31, 2002 and 2001, KPMG provided no services and therefore billed no fees to us in connection with financial information systems design and implementation.

     Audit-Related Fees. During the year ended December 31, 2002, KPMG billed us an aggregate of $112,740 of audit related fees. This compared to $58,284 billed in 2001 for audit related fees. Audit related fees consist primarily of review of SEC registration statements.

     Tax Fees. During the year ended December 31, 2002, KPMG billed us $7,345 for tax compliance and advice services. This compared to $11,480 billed in 2001 for similar services.

     The Audit Committee has determined that the provision of services by KPMG described in the preceding paragraphs are compatible with maintaining KPMG's independence as our principal accountant.

                                 OTHER BUSINESS

     The Board knows of no matter other than those described herein that will be presented for consideration at the meeting. However, should any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment in the interest of Mobility.

                               PERFORMANCE GRAPH

     The following chart compares the yearly percentage change in the cumulative total stockholder return on our common stock from June 30, 2000 through the fiscal year ending December 31, 2002 with the cumulative total return of (1) the SP600 Technology Hardware & Equipment and (2) the Nasdaq National Market Index. The comparison assumes $100 was invested on June 30, 2000 in Mobility's common stock and in each of the other indices, and assumes reinvestment of dividends. Mobility paid no dividends during the period.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                        AMONG MOBILITY ELECTRONICS INC.,
                   NASDAQ COMPOSITE MARKET INDEX AND S&P 600

                              (PERFORMANCE GRAPH)

                     ASSUMES $100 INVESTED ON JUNE 30, 2000
                          ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2002

Sources: Compustat, Bloomberg

----------------------------------------------------------------------------------------------------------------------------------
                       Jun 00    Sep 00    Dec 00    Mar 01    Jun 01    Sep 01    Dec 01    Mar 02    Jun 02    Sep 02    Dec 02
----------------------------------------------------------------------------------------------------------------------------------
 Mobility
  Electronics Inc      100.00     70.19     18.75     15.14     20.77      7.31      9.62     11.54     16.46      7.15      5.85
 SP600 Technlgy
  Hdwr&Eq              100.00     86.38     61.99     50.73     58.78     42.76     57.58     58.82     43.82     29.07     36.09
 Nasdaq Composite      100.00     92.64     62.36     46.48     54.63     37.92     49.39     46.78     37.13     29.78     33.96

                                 MISCELLANEOUS

     All costs incurred in the solicitation of proxies will be borne by us. We estimate those costs to be $75,000. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, telegraph or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

     Accompanying this proxy statement is a copy of our Annual Report for the fiscal year ended December 31, 2002 on Form 10-K.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS PROPOSED HEREIN. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE HEREOF, AND THE MAILING OF THIS PROXY STATEMENT TO OUR STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                            By Order of the Board of Directors

                                            /s/ CHARLES R. MOLLO

                                            CHARLES R. MOLLO
                                            Chairman of the Board of Directors

                                                                                       +
                                                     000000 0000000000 0 0000
  MOBILITY ELECTRONICS, INC.
                                                     000000000.000 ext
                                                     000000000.000 ext
                                                     000000000.000 ext
  MR A SAMPLE                                        000000000.000 ext
  DESIGNATION (IF ANY)                               000000000.000 ext
  ADD 1                                              000000000.000 ext
  ADD 2                                              000000000.000 ext
  ADD 3
  ADD 4                                              HOLDER ACCOUNT NUMBER
  ADD 5
  ADD 6                                              C 1234567890            JNT
[BAR CODE]

                                                     [BAR CODE]

                                                     [ ] Mark this box with an X if you have made
                                                         changes to your name or address details above.

================================================================================
ANNUAL MEETING PROXY CARD - COMMON STOCKHOLDERS
================================================================================
[A] ELECTION OF DIRECTOR
1. The Board of Directors recommends a vote FOR the listed nominee.

                           FOR   WITHHOLD
01 - Charles R. Mollo      [ ]      [ ]


2. In the discretion of the proxies on any other matters that may properly come before the Meeting or any adjournments thereof.



[B] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box    Date (mm/dd/yyyy)
-----------------------------------------------------  ----------------------------------------------------  ---------------------
                                                                                                                 /    /
-----------------------------------------------------  ----------------------------------------------------  ---------------------

[ ]            1 U P X            H H H       P P P P       0017491           +

         009UMA

================================================================================
COMMON STOCKHOLDER PROXY - MOBILITY ELECTRONICS, INC.
================================================================================

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. ANNUAL MEETING OF STOCKHOLDERS - MAY 21, 2003

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Mobility Electronics, Inc. (the "Company") to be held at the Scottsdale Marriott at McDowell Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260 at 10:00 a.m. local time on May 21, 2003, and the Proxy Statement and Annual Report mailed therewith and (2) appoints Charles R. Mollo and Joan W. Brubacher, or either of them, the undersigned's proxy with full power of substitution for and in the name, place and stead of the undersigned to vote all Common Stock of the Company owned by the undersigned standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote at the Meeting and any adjournments thereof, on the following matters as indicated below and such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR CHARLES R. MOLLO AS DIRECTOR AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them lawfully do by virtue hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

(CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)


         009UNA

                                                                                       +
                                                     000000 0000000000 0 0000
  MOBILITY ELECTRONICS, INC.
                                                     000000000.000 ext
                                                     000000000.000 ext
                                                     000000000.000 ext
  MR A SAMPLE                                        000000000.000 ext
  DESIGNATION (IF ANY)                               000000000.000 ext
  ADD 1                                              000000000.000 ext
  ADD 2                                              000000000.000 ext
  ADD 3
  ADD 4                                              HOLDER ACCOUNT NUMBER
  ADD 5
  ADD 6                                              C 1234567890            JNT
[BAR CODE]

                                                     [BAR CODE]

                                                     [ ] Mark this box with an X if you have made
                                                         changes to your name or address details above.

================================================================================
ANNUAL MEETING PROXY CARD - SERIES C PREFERRED STOCKHOLDERS
================================================================================
[A] ELECTION OF DIRECTOR
1. The Board of Directors recommends a vote FOR the listed nominee.

                           FOR   WITHHOLD
01 - Charles R. Mollo      [ ]      [ ]


2. In the discretion of the proxies on any other matters that may properly come before the Meeting or any adjournments thereof.



[B] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please mark, date, sign and mail your proxy promptly in the envelope provided.

Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box    Date (mm/dd/yyyy)
-----------------------------------------------------  ----------------------------------------------------  ---------------------
                                                                                                                 /    /
-----------------------------------------------------  ----------------------------------------------------  ---------------------

[ ]            1 U P X            H H H       P P P P       0017492           +

         009UOA

================================================================================
SERIES C PREFERRED STOCKHOLDER PROXY - MOBILITY ELECTRONICS, INC.
================================================================================

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. ANNUAL MEETING OF STOCKHOLDERS - MAY 21, 2003

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Mobility Electronics, Inc. (the "Company") to be held at the Scottsdale Marriott at McDowell Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260 at 10:00 a.m. local time on May 21, 2003, and the Proxy Statement and Annual Report mailed therewith and (2) appoints Charles R. Mollo and Joan W. Brubacher, or either of them, the undersigned's proxy with full power of substitution for and in the name, place and stead of the undersigned to vote all Series C Preferred Stock of the Company owned by the undersigned standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote at the Meeting and any adjournments thereof, on the following matters as indicated below and such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR CHARLES R. MOLLO AS DIRECTOR AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series C Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them lawfully do by virtue hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

(CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

         009UPA

                                                                                       +
                                                     000000 0000000000 0 0000
  MOBILITY ELECTRONICS, INC.
                                                     000000000.000 ext
                                                     000000000.000 ext
                                                     000000000.000 ext
  MR A SAMPLE                                        000000000.000 ext
  DESIGNATION (IF ANY)                               000000000.000 ext
  ADD 1                                              000000000.000 ext
  ADD 2                                              000000000.000 ext
  ADD 3
  ADD 4                                              HOLDER ACCOUNT NUMBER
  ADD 5
  ADD 6                                              C 1234567890            JNT
[BAR CODE]

                                                     [BAR CODE]

                                                     [ ] Mark this box with an X if you have made
                                                         changes to your name or address details above.

================================================================================
ANNUAL MEETING PROXY CARD - SERIES E PREFERRED STOCKHOLDERS
================================================================================
[A] ELECTION OF DIRECTOR
1. The Board of Directors recommends a vote FOR the listed nominee.

                           FOR   WITHHOLD
01 - Charles R. Mollo      [ ]      [ ]


2. In the discretion of the proxies on any other matters that may properly come before the Meeting or any adjournments thereof.



[B] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box    Date (mm/dd/yyyy)
-----------------------------------------------------  ----------------------------------------------------  ---------------------
                                                                                                                 /    /
-----------------------------------------------------  ----------------------------------------------------  ---------------------

[ ]            1 U P X            H H H       P P P P       0017493           +

         009UQA

================================================================================
SERIES E PREFERRED STOCKHOLDER PROXY - MOBILITY ELECTRONICS, INC.
================================================================================

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. ANNUAL MEETING OF STOCKHOLDERS - MAY 21, 2003

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Mobility Electronics, Inc. (the "Company") to be held at the Scottsdale Marriott at McDowell Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260 at 10:00 a.m. local time on May 21, 2003, and the Proxy Statement and Annual Report mailed therewith and (2) appoints Charles R. Mollo and Joan W. Brubacher, or either of them, the undersigned's proxy with full power of substitution for and in the name, place and stead of the undersigned to vote all Series E Preferred Stock of the Company owned by the undersigned standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote at the Meeting and any adjournments thereof, on the following matters as indicated below and such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR CHARLES R. MOLLO AS DIRECTOR AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series E Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them lawfully do by virtue hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

(CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)


         009URA

                                                                                       +
                                                     000000 0000000000 0 0000
  MOBILITY ELECTRONICS, INC.
                                                     000000000.000 ext
                                                     000000000.000 ext
                                                     000000000.000 ext
  MR A SAMPLE                                        000000000.000 ext
  DESIGNATION (IF ANY)                               000000000.000 ext
  ADD 1                                              000000000.000 ext
  ADD 2                                              000000000.000 ext
  ADD 3
  ADD 4                                              HOLDER ACCOUNT NUMBER
  ADD 5
  ADD 6                                              C 1234567890            JNT
[BAR CODE]

                                                     [BAR CODE]

                                                     [ ] Mark this box with an X if you have made
                                                         changes to your name or address details above.

================================================================================
ANNUAL MEETING PROXY CARD - SERIES F PREFERRED STOCKHOLDERS
================================================================================
[A] ELECTION OF DIRECTOR
1. The Board of Directors recommends a vote FOR the listed nominee.

                           FOR   WITHHOLD
01 - Charles R. Mollo      [ ]      [ ]


2. In the discretion of the proxies on any other matters that may properly come before the Meeting or any adjournments thereof.



[B] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box    Date (mm/dd/yyyy)
-----------------------------------------------------  ----------------------------------------------------  ---------------------
                                                                                                                 /    /
-----------------------------------------------------  ----------------------------------------------------  ---------------------

[ ]            1 U P X            H H H       P P P P       0017494           +

         009USA

================================================================================
SERIES F PREFERRED STOCKHOLDER PROXY - MOBILITY ELECTRONICS, INC.
================================================================================

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. ANNUAL MEETING OF STOCKHOLDERS - MAY 21, 2003

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Mobility Electronics, Inc. (the "Company") to be held at the Scottsdale Marriott at McDowell Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260 at 10:00 a.m. local time on May 21, 2003, and the Proxy Statement and Annual Report mailed therewith and (2) appoints Charles R. Mollo and Joan W. Brubacher, or either of them, the undersigned's proxy with full power of substitution for and in the name, place and stead of the undersigned to vote all Series F Preferred Stock of the Company owned by the undersigned standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote at the Meeting and any adjournments thereof, on the following matters as indicated below and such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR CHARLES R. MOLLO AS DIRECTOR AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series F Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them lawfully do by virtue hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

(CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)


         009UTA